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                                                                   EXHIBIT 10.53


             SECOND AMENDMENT TO AGENTED LOAN AND SECURITY AGREEMENT
                          DATED APRIL 30, 1998 BETWEEN
                             POLYMEDICA CORPORATION,
                          LIBERTY MEDICAL SUPPLY, INC.,
                          POLYMEDICA HEALTHCARE, INC.,
                           POLYMEDICA SECURITIES, INC.
                                       AND
                                BANKBOSTON, N.A.


         This Second Amendment to Agented Loan and Security Agreement (hereinafter, the "Amendment") is made as of this 12th day of March, 1999 by and among POLYMEDICA CORPORATION, LIBERTY MEDICAL SUPPLY, INC., POLYMEDICA HEALTHCARE, INC., AND POLYMEDICA SECURITIES, INC., (hereinafter, individually and collectively, the "Principal Borrowers") and BANKBOSTON, N.A., a national banking association with its principal place of business at 100 Federal Street, Boston, Massachusetts (hereinafter, the "Lender"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Principal Borrowers executed and delivered to the Lender a certain Agented Loan and Security Agreement dated April 30, 1998, as amended by a certain Waiver of Default and Amendment dated as of November 30, 1998, (hereinbefore and hereinafter, as amended, the "Loan Agreement") pursuant to which, among other things, the Lender extended in favor of the Principal Borrowers a Revolving Credit in the current maximum principal amount of $7,500,000.00; and

         WHEREAS, the Principal Borrowers have requested that the Lender amend the Loan Agreement to increase the maximum availability under the Revolving Credit from $7,500,000.00 to $10,000,000.00; and

         WHEREAS, the Lender has indicated its willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Principal Borrowers have determined that this Amendment is in each of the Principal Borrower's best interest.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         14. The Principal Borrowers hereby certify to the Lender that, to the best of each of the Principal Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as modified by this Amendment, are true as of the date hereof (except those of which relate to a specific date, or to the extent such have become inaccurate due to transactions permitted under the Loan Agreement)and that no Event of Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.



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         15.      The Principal Borrowers acknowledge and agree that the none of the Principal Borrowers have any offsets, defenses, claims or counterclaims against the Lender with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by the Principal Borrowers to the Lender in connection therewith and, to the extent that any of the Principal Borrowers have any such offsets, defenses, claims or counterclaims, the Principal Borrowers hereby affirmatively WAIVE any such offsets, defenses, claims or counterclaims and specifically RELEASE the Lender for any such liability on account thereof.

         16. The Principal Borrowers acknowledge and agree that all of their obligations and liabilities to the Lender under the Amended and Restated Master Note of even date executed in connection herewith, shall be included within the definition of "Obligations" as used in the Loan Agreement, and the payment and performance of such Amended and Restated Master Note, shall continue to be secured by all assets of the Principal Borrowers, previously or hereafter, granted to the Lender to secure the payment and performance of the Obligations.

         17. Section 2-1(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

         As used herein, the term "AVAILABILITY" refers at any time to the lesser of (i) or (ii) below:

         (i)      Up to the result of the following:

                  (A)      Ten Million Dollars and No Cents ($10,000,000.00).

                  MINUS

                  (B)      The then unpaid balance of the Loan Account.

                  MINUS

                  (C) The aggregate principal amounts then undrawn on all outstanding L/C's issued or incurred, or caused to be issued or incurred, by the Lender for the account and/or benefit of any Principal Borrower.

         (ii)     Up to the result of the following:

                  (A) 75% of the face amount of each of the Principal Borrower's Acceptable Accounts (as defined below).

                  PLUS

                  (B) 25% of the face amount of each of the Principal Borrower's Acceptable Unbilled Accounts (as defined below), which in the aggregate shall not exceed $5,000,000.00.






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                  PLUS

                  (C) 50% of the value of the Acceptable Inventory of each Principal Borrower, as defined below (Acceptable Inventory being valued at the lower of cost or market after deducting all transportation, processing, handling charges, and all "soft" costs and expenses, subject to such inventory reserves as the Lender may establish from time to time).

                  MINUS

                  (D)      The then unpaid principal balance of the Loan
                           Account.

                  MINUS

                  (E) The aggregate principal amounts then undrawn on all outstanding L/C's issued or incurred, or caused to be issued or incurred, by the Lender for the account and/or the benefit of any Principal Borrower."


         18. Article IV of the Loan Agreement is hereby amended by adding the following definition of "Acceptable Unbilled Accounts" after the definition of "Acceptable Accounts":

         ""ACCEPTABLE UNBILLED ACCOUNTS": Such of the Principal Borrowers' rights to payment for goods sold, or services rendered, which have been earned by performance and would otherwise be classified as Acceptable Accounts, but for which an invoice has not yet been rendered."

         19. Article IV of the Loan Agreement is hereby amended by deleting the definition of "Master Note" in its entirety and substituting the following therefor:

          ""MASTER NOTE": a certain Amended and Restated Master Note of even date in the original face amount of $10,000,000.00 made by the Agent Borrower and Principal Borrowers payable to the Lender, as may be hereafter amended or replaced."

         20. Article IV of the Loan Agreement is hereby amended by adding the following definition of "Year 2000 Compliant" after the definition of "Unused Line Fee":

          ""YEAR 2000 COMPLIANT": computer applications, imbedded microchips, and other software systems and subsystems which properly recognize and perform their intended function without any material adverse effect on account of their respective inability to recognize certain dates on and after December 31, 1999 or on account of their treating any date prior to, on, or after December 31, 1999 other than as the specific date in question."

         21. Article VI of the Loan Agreement is hereby amended by adding the following Section after Section 6-25:

         "6-26. YEAR 2000 COMPLIANCE.




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                  (a)      Based upon a diligent inquiry undertaken by the
         Principal Borrowers, it appears that the Principal Borrowers' operations are Year 2000 Compliant.

                  (b) The Principal Borrowers have developed a detailed plan and timetable with respect to the Principal Borrowers' operations becoming Year 2000 Compliant and it appears that the Principal Borrowers have committed adequate resources to execute that plan and to meet such timetable.

                  (c) The Principal Borrowers will not suffer or permit their operations thereafter to cease to be Year 2000 Compliant in any manner which might have a material adverse effect on their operations."

         22. Exhibit 2-5 of the Loan Agreement is hereby amended by deleting same in its entirety and substituting Exhibit 2-5 attached hereto and specifically incorporated by reference herein therefor.

         23. Exhibit 9-8 of the Loan Agreement is hereby amended by deleting Section 5 thereof in its entirety effective as of December 31, 1998.

         24. As a condition to precedent to the effectiveness of this Amendment, the Principal Borrowers shall have paid to the Lender a closing fee in the amount of $6,250.00, which fee shall be in addition to, and supplemental of, all other fees required pursuant to the terms of the Loan Agreement.

         25. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Principal Borrowers and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Principal Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

         26. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Principal Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

         27. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.




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                IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.


                                           POLYMEDICA CORPORATION


                                           By: /s/ Eric G. Walters
                                               ------------------------------
                                               Title: CFO and Treasurer


                                           LIBERTY MEDICAL SUPPLY, INC.


                                           By: /s/ Steven J. Lee
                                               ------------------------------
                                               Title: Treasurer


                                           POLYMEDICA HEALTHCARE, INC.


                                           By: /s/ Eric G. Walters
                                               ------------------------------
                                               Title: Treasurer and Secretary


                                           POLYMEDICA SECURITIES, INC.


                                           By: /s/ Eric G. Walters
                                               ------------------------------
                                               Title: Treasurer and Clerk



BANKBOSTON, N.A.


By: /s/ Jeffrey G. Millman
    --------------------------------
   Name: Jeffrey G. Millman
   Title: Vice President